Exhibit 10.40

Pope Resources, a Delaware Limited Partnership
Customer / Note No. 56548-811

AMENDMENT NO. 1 TO REVOLVING OPERATING NOTE

THIS AMENDMENT NO. 1 TO REVOLVING OPERATING NOTE (this “Amendment”) is made and entered into effective June 15, 2010, by and between NORTHWEST FARM CREDIT SERVICES, PCA (“Lender”) and POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP (“Borrower”).

RECITALS

WHEREAS, Borrower and Lender entered into a Revolving Operating Note dated June 10, 2010 (herein, as at any time amended, extended, restated, renewed, supplemented or modified, the “Note”) and certain related loan documents referenced as Loan No. 56548-811, (herein, as at any time amended, extended, restated, renewed, supplemented or modified, collectively the “Loan Documents”);

WHEREAS, Borrower and Lender have agreed that Borrower qualifies for incentive pricing, which was not reflected in the Note; and

WHEREAS, Borrower and Lender desire to modify the Note for the purposes stated herein.

NOW, THEREFORE, for good and valuable consideration, Borrower and Lender agree as follows:

1.           Except as expressly modified or changed herein, all terms and conditions of the Note and the other Loan Documents shall remain in full force and effect and shall not be changed hereunder.

2.           The narrative following the pricing grid in the definition of “Applicable Margin” contained in Section 1 of the Note is hereby amended, in its entirety, to provide as follows:

The pricing level shall be determined and adjusted on the date ten (10) Business Days after the date Borrower provides Lender the Compliance Certificate, as required herein, for Borrower’s most recent Calculation Date (each, an “Adjustment Date”); provided however, that the initial pricing level shall be II and shall remain at such pricing level until the first Adjustment Date occurring after the first Calculation Date following the Closing Date.  On such Adjustment Date and on each Adjustment Date thereafter, the pricing level shall be determined by the Consolidated Interest Coverage Ratio as of the most recent Calculation Date.  If Borrower fails to timely provide Lender the Compliance Certificate for such most recent Calculation Date, the pricing level commencing the day after the due date thereof shall be the highest pricing level, which shall remain in effect until subsequently adjusted ten (10) Business Days after the delivery of the required Compliance Certificate.  Any adjustment in the pricing level shall be applicable to all existing Loan Segments.  Provided, however, in the Event of Default, Lender shall have the right at any time to change to the highest pricing level and the applicable interest rate shall also be subject to default interest, as provided in Section 7.03 hereof.  In calculating the pricing level, Lender will use the Consolidated Interest Coverage Ratio, notwithstanding any grace period provided for in the Loan Documents.

3.           This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.  This Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents.  Each of the Loan Documents shall remain in effect and is valid, binding and enforceable according to its terms, except as modified by this Amendment.  Time is of the essence in the performance of the Loan Documents.  This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower and Lender.

In Witness Whereof, the parties hereto have duly executed this Amendment to be effective as of the date first above written.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

LENDER:
NORTHWEST FARM CREDIT SERVICES, PCA

By:
Authorized Agent

BORROWER:
POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP
By: Pope MGP, Inc., a Delaware corporation, its Managing General Partner

By:
David L. Nunes, President and CEO

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